Exhibit 99.1

May 16, 2007 Boston, MA Genzyme Corporation 2007 Analyst and Investor Meeting

Total Treated LSD Patients 0 2,000 4,000 6Forward-Looking Statements Our presentations today contain forward-looking statements regarding our financial outlook and business strategies, including without limitation, statements regarding:  our projected product development, regulatory filing and action estimates, manufacturing and commercialization plans and timetables, including for Myozyme®, tolevamer™, Renvela™ tablets and powder, alemtuzumab (MS), Campath®, Mozobil™, Synvisc-One™, Clolar®, Renagel PD, and hylastanTM; estimated revenues and growth rates for certain products, including Cerezyme and Sepra, and certain businesses, including oncology, renal and LSDs; the expected drivers of future growth for our revenues, including for Myozyme, Renagel/Renvela, Synvisc, Campath, Clolar, and Sepra; the timing and availability of data from clinical trials, including alemtuzumab (MS), Mozobil, Synvisc-One and hylastan; and the expected patient populations to be treated by our products, including Synvisc and LSDs products.  These statements are subject to risks and uncertainties, and our actual results may differ materially from those projected in the forward looking statements.  Those risks and uncertainties include: our ability to successfully complete preclinical and clinical development and post-marketing commitments for our products and services; our ability to expand the use of current products in existing and new indications and in new geographies, including Renagel, Synvisc, Campath and Clolar; the content and timing of actual submissions to and decisions made by the FDA, EMEA and other regulatory agencies; our ability to maintain and obtain regulatory approvals for products, services and manufacturing facilities; our ability to manufacture sufficient amounts of products for development and commercialization activities, and to manage our product inventories; our ability to successfully identify and market to new patients; the accuracy of our estimates of the size and characteristics of the markets to be addressed by our products and services, including growth projections; the accuracy of our information regarding the products and resources of our competitors; our ability to secure reimbursement for our products and services from third-party payors, the extent of coverage and the accuracy of our estimates of the payor mix for our products and services; our ability to obtain, maintain and successfully enforce adequate patent and other proprietary rights protection of our products and services; the scope, validity and enforceability of patents and other proprietary rights held by third parties and their impact on our ability to commercialize our products and services; our ability to successfully expand our sales and marketing teams in existing and new markets; our ability to establish and maintain strategic license, collaboration and distribution arrangements; and the risks and uncertainties described in our SEC reports filed under the Securities Exchange Act of 1934, including the factors discussed under the caption “Risk Factors" in Genzyme's Quarterly Report on Form 10-Q for the period ended March 31, 2007.  We caution investors not to place substantial reliance on forward-looking statements.  These statements speak only as of today (other than 2007 guidance, which was given February 14th and updated April 25, 2007).  We undertake no obligation to update or revise these statements.

,000 8,000 10,000 12,000 14,000 2005 2006 2007E 2008E 2009E 2010E 2011E 2012E

Total Treated LSD Patients 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 2005 2006 2007E 2008E 2009E 2010E 2011E 2012E

WW LSD Business Unit Revenue 2000 - 2007 Includes 100% of Aldurazyme revenues, revenues recorded by Genzyme-BioMarin Joint Venture CAGR = 18.7% $Millions $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 2000 2001 2002 2003 2004 2005 2006 2007E Other MZ AZ FZ CZ $539 $578 $647 $833 $1,094 $1,321 $1,514 $1,770 - $1,805

LSD Revenue (Excluding Aldurazyme) $Millions $0 $500 $1,000 $1,500 $2,000 $2,500 2002 2003 2004 2005 2006 2007E 2008E 2009E 2010E 2011E 2012E $1.4B $2.4B

WW Sepra® Family Revenues Expected to Exceed $100M in 2007 Revenue ($M) $29 $39 $48 $62 $68 $85 > $100 CAGR 2001 – 2006: 24% 0 20 40 60 80 100 120 2001 2003 2005 2007E

MOZOBIL and CXCR4/CCR5 Mechanism May Provide Significant Opportunities Stem Cell Transplant 55K pts Spectrum of development window Near-term Long-term Chemo- Sensitization 75K pts Development Risk Acute CV Conditions 1.5B pts HIV 1.2M pts Renal Ischemic Disease 1.3M pts Oncology Metastasis 2.3M pts Genzyme estimates 2007

$555M $1,040M Worldwide Revenue in $Millions Notes: (1) Cerezyme hematology/oncology revenue is approximately one-third of total Cerezyme revenue 2006 total Cerezyme revenue was $1.07 billion, estimated for 2010 at $1.1 billion (2)Campath and Clolar “revenue” reflects end-user sales of each, not revenues booked by Genzyme Without Cerezyme Hematology/ Oncology Revenue With Cerezyme Hematology/ Oncology Revenue $670M $198M $100 $300 $500 $700 $900 $1,100 2006 2010E Cerezyme(1) Genetics Thymo Campath(2) Clolar(2) MOZOBIL Genzyme Hematology/ Oncology Franchise $0 $200 $400 $600 $800 2006 2010E

Renal: What Can This Be? $ Millions 0 100 200 300 400 500 600 700 800 900 1,000 1,100 1,200 1999 2000 2001 2002 2003 2004 2005 2006 2007E 2008E 2009E 2010E 2011E Sevelamer Hectorol